SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                   FORM 8-K/A

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                December 22, 1997


                 SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

              0-26694                               93-0945003
      (Commission file number)          (IRS employer identification no.)

         655 East Medical Drive, Bountiful, Utah                 84010
         (Address of principal executive offices)              (Zip code)


                                 (801) 298-3360
              (Registrant's telephone number, including area code)



                   This document contains a total of 27 pages.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         a.    Financial Statements of Businesses Acquired.

                  Not applicable.

         b.    Pro Forma Financial Information.

                  Not applicable.

         c.    Exhibits.

      Number                               Description

       10.1 Distribution and License Agreement, effective date of December 22, 1997, by and among Specialized Health Products International, Inc. and Johnson and Johnson Medical, Inc. (certain portions of the agreement were omitted from the exhibit pursuant to a request for confidential treatment).


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.



Date: April 7, 1998          By   /s/ David A. Robinson
                                  ----------------------------------
Date: April 7, 1998               David A. Robinson
                                  President, Chief Executive Officer
                                   and Director